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                                                                    Exhibit 23.4



We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus which is a part of the Registration Statement, without admitting that we are experts within the meaning of the Securities Act of 1933.


                                             /s/ Davis Polk & Wardwell
                                             -------------------------
                                             Davis Polk & Wardwell